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                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Larry D. Geske and Edward J. Bernica, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of Energy West, Incorporated, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

Signature                      Title                           Date
---------                      ------                          -----

 /s/ Larry D. Geske
_____________________________  President, Chief Executive      October 10, 1997
Larry D. Geske                 Officer and Director
                               (Principal Executive Officer)

 /s/ Edward J. Bernica
_____________________________  Vice President, Chief           October 10, 1997
Edward J. Bernica              Financial Officer
                               (Principal Financial Officer)

 /s/ William J. Quast
_____________________________  Vice President, Treasurer       October 10, 1997
William J. Quast               Controller, and Assistant
                               Secretary (Principal Financial
                               and Accounting Officer)
 /s/ Ian B. Davidson
_____________________________  Director                        October 10, 1997
Ian B. Davidson


 /s/ Thomas N. McGown, Jr.
_____________________________  Director                        October 10, 1997
Thomas N. McGowen, Jr.


 /s/ G. Montgomery Mitchell
_____________________________  Director                        October 10, 1997
G. Montgomery Mitchell


 /s/ David A. Flitner
_____________________________  Director                        October 10, 1997
David A. Flitner


 /s/ Dean South
_____________________________  Director                        October 10, 1997
Dean South


 /s/ George Ruff
_____________________________  Director                        October 10, 1997
George Ruff